UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: June 28, 2019

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	AMID	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 28, 2019, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), entered into that certain Fourth Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with American Midstream, LLC, a Delaware limited liability company (the “AMID Borrower”), Blackwater Investments, Inc., a Delaware corporation (together with the AMID Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, to that Second Amended and Restated Credit Agreement, dated as of March 8, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Original Credit Agreement”), among the Borrowers, the Partnership, the Lenders party thereto, and the Administrative Agent.

The Amendment amends the Original Credit Agreement to, among other things, amend the financial covenant under Section 7.19(b) of the Original Credit Agreement by modifying the required maximum Consolidated Total Leverage Ratio for the fiscal quarter ending June 30, 2019 and thereafter, to be not greater than 6.00:1.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Fourth Amendment to Second Amended and Restated Credit Agreement with American Midstream, LLC, Blackwater Investments, Inc., the other Loan Parties, the Lenders and Bank of America, N.A., as Administrative Agent, dated June 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2019	AMERICAN MIDSTREAM PARTNERS, LP

	By:	AMERICAN MIDSTREAM GP, LLC its General Partner

	By	/s/ Eric Kalamaras
Name: Eric Kalamaras Title: Senior Vice President and Chief Financial Officer